February 20, 1998
                     DREYFUS 100% U.S. TREASURY FUNDS
              Dreyfus 100% U.S. Treasury Money Market Fund
               Dreyfus 100% U.S. Treasury Short Term Fund
             Dreyfus 100% U.S. Treasury Intermediate Term Fund
               Dreyfus 100% U.S. Treasury Long Term Fund
                   Supplement to Combined Prospectus
                           Dated May 1, 1997

        A Special Meeting of Shareholders of each of Dreyfus 100% U.S. Treasury Short Term Fund, Dreyfus 100% U.S. Treasury Intermediate Term Fund and Dreyfus 100% U.S. Treasury Long Term Fund (collectively, the "Term Funds") will be held on April 15, 1998 to consider changes to certain of each Term Fund's investment management policies and restrictions. If these changes are approved by shareholders, each Term Fund will be required to invest at least 65% of its net assets in U.S. Treasury securities, instead of 100% of its assets as is currently required. Each Term Fund would be permitted to invest the remainder of its net assets in other securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and enter into repurchase agreements. Each Term Fund also would be permitted to engage in options and futures transactions and lend portfolio securities. Dividends paid by a Term Fund attributable to income or gain derived from certain of these securities transactions may be subject to Federal income tax and to state and local taxes in certain states. Pursuant to the requirements of the Investment Company Act of 1940, as amended, these changes also require deleting the term "100%" from each Term Fund's name.
        You may obtain a free copy of the Term Fund's Combined Proxy Statement, which provides a detailed discussion of repurchase agreements, options and futures transactions and lending portfolio securities, and their related risks, by writing to the Term Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or calling 1-800-645-6561.
        With respect to Dreyfus 100% U.S. Treasury Intermediate Term Fund only, effective March 1, 1998, the Fund's maximum dollar-weighted average portfolio maturity will be increased from 7 years to 10 years.
        ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. Each Term Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Term Fund's performance and its shareholders. Accordingly, if a Term Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Term Fund during any calendar year (for calendar year 1998, beginning on January 15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control
(CONTINUED ON REVERSE SIDE)
will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Term Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Term Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in the Funds directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.
        During times of drastic economic or market conditions, a Term Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.
        The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
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